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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6195 Shiloh Road Alpharetta, Georgia 30005 (Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition

        On April 28, 2005, First Horizon Pharmaceutical Corporation issued a press release announcing its results for the first quarter ended March 31, 2005 and providing guidance for the second quarter of 2005 and the full year 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits.

Exhibit 99.1	Press release issued by First Horizon Pharmaceutical Corporation on April 28, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Pharmaceutical Corporation (Registrant)
	By:	/s/ Darrell Borne Darrell Borne Chief Financial Officer
Date: April 29, 2005

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 28, 2005

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SIGNATURES
Exhibit Index